EXHIBIT 10.42


NEITHER THIS SECURED CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS
(I) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, IF REQUESTED BY THE COMPANY, WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM.


$200,000.00                                                    February 20, 2007
Boulder, Colorado


                              PATRON SYSTEMS, INC.

                       SECURED CONVERTIBLE PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, Patron Systems, Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to Apex Investment Fund V, L.P. ("HOLDER" and, together with the Company, the "PARTIES"), in the manner and at the place hereinafter provided, the principal sum of $200,000.00 (Two Hundred Thousand Dollars). From and after the date hereof, simple interest shall accrue on the unpaid principal balance from time to time outstanding until the principal balance is paid in full, at a rate of nine percent (9.00%) per annum. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

         1. DUE ON DEMAND. The entire unpaid principal balance of this Note, together with accrued interest, shall be immediately due and payable upon receipt by Company of written demand therefor from Holder, delivered in accordance with the provisions of SECTION 6(A) below.

         2. MANNER OF PAYMENT. Principal, interest, and all other amounts due under this Note shall be payable, in lawful money of the United States of America, to Holder at such address as designated from time to time by Holder in writing to Company or by electronic wire funds transfer of immediately available funds pursuant to written instructions provided to Company by Holder. All amounts due from Company to Holder under this Note shall be made without benefit of any setoff, counterclaim or other defense. Company shall have the right to prepay all or any portion of the outstanding principal amount without premium or penalty. All payments on this Note shall be applied first to the payment of accrued interest before being applied to the payment of principal.

         3. CONVERSION. The entire principal amount and accrued but unpaid interest under this Note, or any portion thereof, may be converted, at the option of the Holder at any time, into that number of shares of the Company's voting common stock (the "CONVERSION SHARES"), either a) equal to the quotient of the principal and accrued interest being converted, divided by the


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offering  price per share  ("Offering  Price")  associated  with any offering of equity securities made by the Company or b) equal to the quotient of the principal and accrued interest being converted, divided by the Fair Market Value of such shares. For purposes of this Note, the "Fair Market Value" shall equal to the average of the daily closing price per share of the Company's common stock for the 10 consecutive trading days immediately prior to such conversion date, as reported on an exchange or the over-the-counter market or such other system that the Company's common stock is listed or quoted on.

         4. DELIVERY OF NOTE. Upon the Holder's election to convert this Note, the Holder shall provide written notice of such election to the Company pursuant to SECTION 6(A) below. Concurrently with the delivery of such notice, the Holder shall provide notice to the Company of the name or names in which the certificate or certificates for Conversion Shares are to be issued (the "ISSUANCE NOTICE"), and the Holder shall surrender this Note at the office of the Company at such time that the Holder delivers the Issuance Notice to the Company. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such Holder or to the nominee or nominees of such Holder, a certificate or certificates for the number of Conversion Shares to which such Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the Holder's election to convert this Note, and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares as of such date.

         5. SECURITY. The Company's obligations under this Note are secured by the collateral set forth in that certain Security Agreement of even date herewith among the Company and Holder.

         6. ISSUANCE OF WARRANTS. Concurrently herewith, the Company shall issue a warrant to the Holder to purchase such number of shares of common stock of the Company ("COMMON STOCK") equal to one share of Common Stock for each $1.00 of the principal amount of this Note.

         6.       MISCELLANEOUS.

                  a. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Note shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) two business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

TO HOLDER:                                    TO THE COMPANY:

Apex Investment Fund V, L.P.                  Patron Systems, Inc.
225 West Washington Street, Suite 1500        5775 Flatiron Parkway, Suite 230


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


Chicago, IL 60606                             Boulder, Colorado 80301

Attn: Nancy Corrie                            Attn: Chief Executive Officer
Fax Number:  (312) 857-2024                   Fax Number:  (303) 245-7346

                  b. EXPENSES. The Company agrees to pay all costs and expenses, including but not limited to reasonable attorneys' fees and costs of suit and preparation therefor, incurred in connection with the collection and enforcement of this Note.

                  c. ASSIGNMENT. The rights, interests and obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

                  d. NO WAIVER. No failure or delay on the part of Holder or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Company and Holder shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Holder would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.

                  e. SEVERABILITY. The Company and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. If any provision of this Note shall be illegal or unenforceable, such provision shall be deemed canceled to the same extent as though it never had appeared therein, but the remaining provisions shall not be affected thereby.

                  f. GOVERNING LAW. This Note and the performance of the obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to any choice of law principles.

                  g. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Note are for convenience of reference only and are not to be considered in construing this Note.

                  h. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the undersigned have executed this Note as of the day and year first above written.


                             THE COMPANY:

                             Patron Systems, Inc.
                             a Delaware corporation



                             By: /s/ Martin T. Johnson
                                 ---------------------------------
                                 Name:  Martin T. Johnson
                                 Title: Chief Financial Officer



AGREED AND ACCEPTED:

Apex Investment Fund V, L.P.,
a Delaware limited partnership
By: Apex Management V, LLC
Its General Partner


By:
         --------------------------------------------
         Name:
         Title:

Address: 225 West Washington Street, Suite 1500
         Chicago, Illinois 60606


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